Exhibit 10.14

Agreement

Party A：GOLDEN SUN EDUCATION GROUP LIMITED

Party B：Weng Xueyuan and Ye Xiulan

Shanghai Golden Sun Education Group Co., Ltd. held by Party A hereby decides to transfer it to Party B. The specific agreements are as follows:

1. Party A holds 100% of the equity of Shanghai Golden Sun Education Group Co., Ltd. and now decides to transfer it to Party B. Among them, 90% of the equity is transferred to Weng Xueyuan with an amount of HK $90000.00, and 10% of the equity is transferred to Ye Xiulan with an amount of HK $10000.00.

2. After the transfer, Party B shall be responsible for all creditor’s rights and debts of Shanghai Golden Sun Education Group Co., Ltd., Party A shall no longer be responsible, and Party A shall be responsible for the creditor’s rights and debts generated before the transfer.

3. This agreement is made in triplicate, one for each party, with the same legal effect. This Agreement shall come into force after being signed and sealed by both parties.

Signature/Date：	GOLDEN SUN EDUCATION GROUP LIMITED
September 30, 2021

Signature/Date：	Weng Xueyuan and Ye Xiulan
September 30, 2021